UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 25, 2007

ESCHELON TELECOM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50706	41-1843131
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Second Avenue
Minneapolis, MN	55402
(Address of Principal Executive	(Zip Code)
Offices)

Registrant’s telephone number, including area code: (612) 376-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On May 25, 2007, Eschelon Telecom, Inc. issued a press release announcing that its stockholders voted to approve the Company’s acquisition by Integra Telecom, Inc.  The vote was announced at a special meeting of stockholders in Minneapolis, Minnesota.  Of the votes submitted, approximately 99.98 percent were cast in favor of the transaction. The total significantly exceeded the required majority of all shares outstanding.  The transaction is expected to close in the third quarter of 2007 after final approval of state regulatory agencies. A copy of the press release dated May 25, 2007, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

 Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits

Press Release issued by Eschelon Telecom, Inc. on May 25, 2007 attached to this Report, which is incorporated herein by reference in its entirety.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2007	ESCHELON TELECOM, INC.

	By:	/s/ RICHARD A. SMITH
	Name:	Richard A. Smith
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Eschelon Telecom, Inc. on May 25, 2007 attached to this Report, which is incorporated herein by reference in its entirety.